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                                                                   Exhibit 23.02


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 20, 1998, in Amendment No. 2 to the Registration Statement (Form S-4) and related prospectus of Federated Investors, Inc. dated April 15, 1998.


                                                           /s/ Ernst & Young LLP

                                                           Ernst & Young LLP


Pittsburgh, Pennsylvania
April 14, 1998